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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-81012





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                       SUPPLEMENT TO THE PROSPECTUS OF
                          TCW/DW TOTAL RETURN TRUST
                          DATED SEPTEMBER 26 , 1996

   The second paragraph under the section "Investment Objective and Policies" on page 6 of the Prospectus is amended to read as follows:

      The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in equity and equity-related securities of domestic and foreign issuers. The equity and equity-related securities in which the Fund may invest include common stocks and convertible securities such as investment grade convertible bonds, notes, debentures, preferred stocks or other securities convertible into common stock. The Fund may invest up to 5% of its total assets in convertible securities rated below investment grade.

   The following four sentences have been added after the first sentence of the seventh paragraph under the section "Investment Objective and Policies" on page 6 of the Prospectus:

      Additionally, with respect to 5% of its total assets, the Fund may invest in convertible securities rated below investment grade by Moody's or S&P. Lower rated fixed-income securities are considered to be speculative investments and while producing higher yields than investment grade securities, are subject to greater credit risks. See the Statement of Additional Information for a discussion of lower rated fixed-income securities. If a convertible security held by the Fund is rated BBB or Baa and is subsequently downgraded by a rating agency, or otherwise falls below investment grade and, if more than 5% of the Fund's total assets invested in convertible securities are below investment grade, the Fund will sell such securities as soon as is practicable without undue market or tax consequences to the Fund.

October 25, 1996




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           SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                          TCW/DW TOTAL RETURN TRUST
                           DATED SEPTEMBER 26, 1996

   The following section is added in its entirety to the section "Investment Practices and Policies" on page 12 of the Statement of Additional
Information.

LOWER RATED CONVERTIBLE SECURITIES

   As stated in the Prospectus, the Fund may invest up to 5% of its net assets in lower rated convertible securities, sometimes referred to as high yield securities. Because of the special nature of high yield securities, the Investment Adviser must take account of certain special considerations in assessing the risks associated with such investments. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, since that time many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield securities held by the Fund, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

   The prices of high yield securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments. but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high yield securities and a concomitant volatility in the net asset value of a share of the Fund.

   The secondary market for high yield securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain high yield securities at certain times and could make it difficult for the Fund to sell certain securities.

   Current laws and proposed new laws may have a potential negative impact on the market for high yield bonds. For example, legislation requires federally-insured savings and loan associations to divest their investments in high yield bonds. This legislation and other proposed legislation may have an adverse effect upon the value of high yield securities and a concomitant negative impact upon the net asset value of a share of the Fund.

October 25, 1996